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                                                                    EXHIBIT 10.6
                                THIRD AMENDMENT
                                       TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the day of January 21, 1999 (this "Third Amendment"), and entered into among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto, NATIONSBANK, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent (the "Syndication Agent").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrower, the Administrative Lender, the Syndication Agent, and Lenders entered into a Third Amended and Restated Credit Agreement, dated as of May 29, 1998, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of June 29, 1998 and as further amended by that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of December 11, 1998 (as further amended, restated, or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, the Lenders, the Borrower, the Administrative Lender, and the Syndication Agent have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders, the Administrative Lender, and the Syndication Agent agree as follows:

     SECTION 1.  Definitions.
                 -----------

     (a) Generally.  Unless specifically defined or redefined below, capitalized
         ---------
terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     (b) Addition of Definition of Change of Control.  The definition of "Change
         -------------------------------------------
of Control" shall be added to Article I of the Credit Agreement in alphabetical order to read as follows:

          "Change of Control" means the occurrence of one of more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Parent and its Subsidiaries, taken as a whole, to any Person or group of related Persons, as defined in Section 13(d) of the Securities Exchange Act of 1934 (a "Group"),

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     other than Permitted Holders, (ii) any Person or Group (other than
     Permitted Holders) shall become the owner, directly or indirectly, beneficially or of record, of shares representing 30% or more of the aggregate voting power represented by the issued and outstanding voting stock of the Parent or any successor to all or substantially all of its assets; or (iii) the first day on which a majority of the members of the board of directors of the Parent are not Continuing Directors.

     (c) Addition of Definition of Continuing Directors.  The definition of
         ----------------------------------------------
"Continuing Directors" shall be added to Article I of the Credit Agreement in alphabetical order to read as follows:

          "Continuing Directors" means, as of any date of determination, any member of the board of directors of the Parent who (i) was a member of such board of directors on the date hereof or (ii) was nominated for election or elected to such board of directors by any of the Permitted Holders or with the approval of a majority of the Continuing Directors who were members of such board at the time of such nomination or election.

     (d) Addition of Definition of Permitted Holders.  The definition of
         -------------------------------------------
"Permitted Holders" shall be added to Article I of the Credit Agreement in alphabetical order to read as follows:

          "Permitted Holders" means as of the date of determination (i) Andrew Banks, Royce Yudkoff or Robert Wolsey and any of their respective spouses, estates, lineal descendants (including adoptive children), heirs, executors, personal representatives, administrators and trusts for any of their benefit and (ii) any other Person, the majority of which voting stock is directly or indirectly owned by any Person described in clause (i) above.

     SECTION 2.  Amendment to Section 9.01(q).    Section 9.01(q) of the Credit
                 ----------------------------
Agreement shall be deleted in its entirety and the following Section 9.01(q) shall be substituted in its stead:

          (q) The occurrence of one of more of the following events: (i) the occurrence of a Change of Control, or (ii) the Parent shall own less than 100% of the Capital Stock of the Borrower, or the Borrower shall own less than 100% of its Subsidiaries; or (iii) any one of the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of the Borrower shall, for any reason, fail to perform the primary roles and functions of such position on behalf of the Borrower (whether pursuant to death, extended disability, termination, resignation or otherwise) AND the Borrower shall not have replaced such senior executive with a new employee reasonably acceptable to the Majority Lenders within 60 days after such failure;

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     SECTION 3.  Conditions Precedent.  This Third Amendment shall not be
                 --------------------
effective until all proceedings of the Borrower taken in connection with this Third Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender and Lenders, and the Administrative Lender and Lenders shall have each received:

          (a) copies of resolutions authorizing the execution, delivery and performance of this Third Amendment by the Borrower and the Parent, and legal opinions by counsel in form and substance satisfactory to the Administrative Lender regarding the due execution, delivery and performance of this Third Amendment and the legality, validity and the enforceability thereof;

          (b) copies of all agreements and documents in connection with any equity offering by the Parent that would reduce the ownership percentage by ABRY in the Parent;

          (c) the Administrative Lender on behalf of Lenders, the Parent, the Borrower and ABRY shall have entered into an amendment to that certain Capital Contribution Agreement, dated as of May 29, 1998, among ABRY, the Parent, the Borrower and the Administrative Lender on behalf of the Lenders, such amendment to be in form and substance satisfactory to the Administrative Lender and Lenders;

          (d) evidence satisfactory to them that the Parent has received (or will concurrently receive) gross proceeds from the issuance and sale of common stock of the Parent in an amount not less than $200,000,000; and

          (e) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Lender, as the Administrative Lender shall deem necessary or appropriate in connection with this Third Amendment and the transactions contemplated hereby.

     SECTION 4.  Representations and Warranties.  The Borrower represents and
                 ------------------------------
warrants to the Lenders and the Administrative Lender that (a) this Third Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this Third Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this Third Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect,

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and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Third Amendment.

     SECTION 5.  Further Assurances.  The Borrower shall execute and deliver
                 ------------------
such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem necessary or appropriate in connection with this Third Amendment.

     SECTION 6.  Counterparts.  This Third Amendment and the other Loan Papers
                 ------------
may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 7.  ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN PAPERS
                 ----------------
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 8.  GOVERNING LAW.  (a)  THIS AGREEMENT AND ALL LOAN PAPERS SHALL
                 -------------
BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF THE BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (b) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

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     SECTION 9.  WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY LAW,
                 --------------------
THE BORROWER, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

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     IN WITNESS WHEREOF, this Third Amendment to Third Amended and Restated
Credit Agreement is executed as of the date first set forth above.

     THE BORROWER:                  PINNACLE TOWERS INC.


                                    --------------------------------------
                                    By:
                                        ----------------------------------
                                    Its:
                                        ----------------------------------
ACCEPTED AND AGREED:

PINNACLE HOLDINGS INC.


By:
    -----------------------------
Its:
    -----------------------------


     ADMINISTRATIVE LENDER:         NATIONSBANK,N.A., as Administrative Lender


                                    --------------------------------------
                                    By: Roselyn Drake
                                    Its: Vice President


     SYNDICATION AGENT:             GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    as Syndication Agent


                                    --------------------------------------
                                    By:
                                        ----------------------------------
                                    Its:
                                        ----------------------------------

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     LENDERS:                       NATIONSBANK, N.A., individually as a Lender


                                    --------------------------------------
                                    By:  Roselyn Drake
                                    Its:  Vice President






                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    --------------------------------------
                                    By:
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                                    Its:
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                                    BANKBOSTON, N.A.


                                    --------------------------------------
                                    By:
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                                    Its:
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                                    SOCIETE GENERALE, NEW YORK BRANCH



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                                    By:
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                                    Its:
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                                    BANK OF AMERICA



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                                    By:
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                                    Its:
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                                    KEY CORPORATE CAPITAL INC.





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                                    By:
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                                    Its:
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                                    UNION BANK OF CALIFORNIA, N.A.





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                                    By:
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                                    Its:
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                                    CO-BANK, ACB





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                                    By:
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                                    Its:
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                                    GENERAL ELECTRIC CAPITAL CORP.




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                                    By:
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                                    Its:
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